UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 2, 2008

Electronic Game Card, Inc
______________________________________________
(Exact Name of Registrant as Specified in its Charter)

Nevada _________________ (State or other jurisdiction of incorporation)	000-25853 ________________ (Commission File Number)	87-0570975 ________________ (I.R.S. Employer Identification No.)

65, 151 First Avenue New York, New York	10003 __________________
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(646) 723 8946

Not Applicable
_____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 2, 2008 Electronic Game Card, Inc (“EGC”) issued a press release announcing the appointment of Paul D Farrell as an independent director of the Company, effective October 1, 2008. The compensation package will be consistent with other non executives.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item.

The following are being furnished as exhibits to this report:

Exhibit Number	Exhibit Title or Description
Exhibit 99.1	Press Release of Electronic Game Card, Inc dated October 1, 2008 - Electronic Game Card Adds Seasoned Investment Industry Expert to Its Board of Directors

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Electronic Game Card, Inc
By: /s/ Linden Boyne
Linden Boyne
Secretary/Treasurer (Principal Financial Officer)

Date:                   October, 2 2008